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                                                                    Exhibit 1(a)


                      United Dominion Realty Trust, Inc.
                                Debt Securities
                            Underwriting Agreement
                            ----------------------

                                                               February 29, 2000

Banc of America Securities LLC
First Union Securities, Inc.
Chase Securities Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated
c/o Banc of America Securities LLC
    100 North Tryon Street
    Charlotte, North Carolina  28255

Ladies and Gentlemen:

     From time to time United Dominion Realty Trust, Inc., a Virginia corporation (the "Company"), United Dominion Realty, L.P., a Virginia limited partnership (the "Operating Partnership"), UDR Western Residential, Inc., a Virginia corporation ("Residential"), UDRT of North Carolina, L.L.C., a North Carolina limited liability company ("North Carolina"), and ASR Investments Corporation, a Maryland corporation ("Investment"; the Operating Partnership, Residential, North Carolina and Investment are hereinafter sometimes called, collectively, the "Operating Entities" and, individually, an "Operating Entity"), propose to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, the Company proposes to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of the Company's debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities"). The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement
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relating thereto and in or pursuant to the indenture (the "Indenture")
identified in such Pricing Agreement.

     All references herein to any "subsidiary" or "subsidiaries" of the Company shall be deemed to include the Operating Entities unless otherwise expressly stated.

     1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

     2. The Company and the Operating Entities jointly and severally represent and warrant to, and agree with, each of the Underwriters that:

          (a) Two registration statements on Form S-3 (File Nos. 333-27221 and 333-92667) (the "Initial Registration Statements") in respect of the Securities have been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statements and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statements but including all documents incorporated by reference in the prospectus contained in the latest registration statement, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement") filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing and other than exhibits

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     filed as part of documents incorporated by reference in the Initial
     Registration Statements, no other document with respect to the Initial Registration Statements or any document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statements, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission; any preliminary prospectus included in the Initial Registration Statements or filed with the Commission pursuant to Rule 424(a) under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statements and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statements at the time such part of the registration statement became effective but excluding any Form T-1, each as amended at the time such part of the Initial Registration Statements became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Sections 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form first used to confirm sales of such Designated Securities, including any documents incorporated by reference therein as of the date of such amendment or supplement, as the case may be; and if the Company elects to rely on Rule 434 under the Act, any reference to the Prospectus shall be deemed to include, without limitation, the form of prospectus and the abbreviated term sheet, taken together, provided to the Underwriters by the Company in reliance on Rule 434 under the Act (the "Rule 434 Prospectus");

          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in

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     all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities;

          (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the respective effective dates as to the Registration Statement, any Rule 462(b) Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto and as of the Time of Delivery (as defined in Section 4 hereof) with respect to any Designated Securities, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities;

          (d) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia, with full power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company;

          (e) Each subsidiary of the Company has been duly organized and is validly existing as a corporation, limited liability company, limited partnership or real estate investment trust in good standing under the laws of the jurisdiction of its incorporation or

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     organization, with power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification except where the failure to so be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise; each such subsidiary is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, or in which the failure to qualify would have a materially adverse effect upon the business of such subsidiary; all of the issued and outstanding shares of capital stock of each such corporate subsidiary and all of the issued and outstanding shares of beneficial interest of each such real estate investment trust subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company or a subsidiary of the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; all of the issued and outstanding partnership interests of each such partnership subsidiary and all of the issued and outstanding limited liability company interests of each such limited liability company subsidiary have been duly authorized and validly issued, are fully paid and (except in the case of general partnership interests) non-assessable and, except as otherwise disclosed in the Prospectus, are owned by the Company and/or one or more subsidiaries of the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and the Company and/or one or more subsidiaries of the Company are the only members or general partners of the Company's limited liability company or limited partnership subsidiaries, as applicable, and own the entire membership or general partnership interest in each such subsidiary free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

          (f) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock, total assets or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities.

          (g) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

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          (h) The Securities have been duly and validly authorized, and, when
     Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, at the Time of Delivery for such Designated Securities, the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms, and the Designated Securities will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

          (i) The issue and sale of the Securities and the compliance by the Company and the Operating Entities with all of the provisions of the Securities, the Indenture, this Agreement, and any Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company, Residential or Investment, the certificate of limited partnership or limited partnership agreement of the Operating Partnership, the operating agreement of North Carolina or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company or any of the Operating Entities of the transactions contemplated by this Agreement, or any Pricing Agreement or the Indenture, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

          (j) The statements set forth in the Prospectus as amended or supplemented with respect to the Designated Securities under the captions "Description of Our Debt Securities" and "Description of the Notes" (or under any similar caption describing the Designated Securities), insofar as they purport to constitute a summary of the terms of the Securities, and under the captions "Description of Our Capital Stock," "Plan of

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     Distribution" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

          (k) Neither the Company nor any of its subsidiaries is in violation of its Articles of Incorporation or By-laws, limited partnership agreement, limited liability company agreement, operating agreement or other organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

          (l) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (m) The financial statements together with related notes and schedules of the Company and its subsidiaries and of any companies, other entities or properties acquired or to be acquired by the Company, in each case as set forth or incorporated by reference in the Prospectus, present fairly the financial position and the results of operations of the Company and its subsidiaries and of such companies, entities and properties, as the case may be, at the indicated dates and for the indicated periods. Such financial statements have been prepared in accordance with generally accepted principles of accounting, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and statistical data included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein; the pro forma financial statements and related notes thereto included in the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein;

          (n) The Company and its subsidiaries have good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property referred to in the Prospectus as owned or leased by them, in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those referred to in the Prospectus or which are not material in amount. Each lease of real property by the

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     Company or any of its subsidiaries as lessor requiring annual lease payments in excess of $100,000 is the legal, valid and binding obligation of the lessee in accordance with its terms (except that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and to the Bankruptcy Act) and the rents which at present have remained due and unpaid for more than 30 days are not payable under leases such that, were no further rental payments to be received under such leases, the financial condition or results of operations of the Company and its subsidiaries would be materially adversely affected thereby. The Company has no reason to believe that the lessee under any lease (excluding leases for which rent payments due for the remainder of such lease are less than $500,000) calling for annual lease payments in excess of $500,000 is not financially capable of performing its obligations thereunder;

          (o) The Company has filed all Federal, local and foreign income tax returns which have been required to be filed or has filed extensions and has paid all taxes indicated by said returns and all assessments received by it to the extent that such taxes have become due and are not being contested in good faith;

          (p) The Company and each of its subsidiaries hold all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their respective businesses; and neither the Company nor any of its subsidiaries has infringed any patents, patent rights, trade names, trademarks or copyrights, which infringement is material to the business of the Company or any of its subsidiaries;

          (q) With respect to all tax periods regarding which the Internal Revenue Service is or will be entitled to assert any claim, the Company has met the requirements for qualification as a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Company's present and contemplated operations, assets and income continue to meet such requirements;

          (r) The conditions for use of registration statements on Form S-3 set forth in the General Instructions on Form S-3 have been satisfied and the Company is entitled to use such form for the transaction contemplated herein;

          (s) The Company has no knowledge of (a) the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "Hazardous Materials") on any of the properties owned by it or any of its subsidiaries, or of (b) any unlawful spills, releases, discharges or disposal of Hazardous Materials that have occurred or are presently occurring off such properties as a result of any construction on or operation and use of such properties which presence or occurrence would materially adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company or any of its subsidiaries. In connection with the construction on or operation and use of the properties owned by the Company or any of its subsidiaries, the Company represents that it has no knowledge of any material failure to comply with all applicable local, state and federal environmental

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     laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials;

          (t) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (u) Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries, and each other accounting firm which has certified any other financial statements which are included or incorporated by reference in the Prospectus, are each independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

          (v) At the date of the Pricing Agreement with respect to the applicable Designated Securities, such Pricing Agreement and this Agreement will have been duly authorized, executed and delivered by the Company and the Operating Entities;

          (w) The total real estate owned of the Operating Entities and the Company, in each case excluding any of their respective subsidiaries other than the Operating Entities, determined on a consolidated basis, are equal to at least 50% of the total consolidated real estate owned of the Company; the total net operating income of the Operating Entities and the Company for the year ended December 31, 1999, in each case excluding any of their respective subsidiaries other than the Operating Entities, determined on a consolidated basis, were equal to at least 50% of the total consolidated net operating income of the Company for the year ended December 31, 1999.

     3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

     4. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least twenty-four hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor in the funds specified in such Pricing Agreement, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

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     5. The Company and the Operating Entities, jointly and severally, agree with each of the Underwriters of any Designated Securities that:

          (a) If the Company does not elect to rely on Rule 434 under the Act, immediately following execution and delivery of the applicable Pricing Agreement, the Company will prepare the Prospectus as amended or supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and will file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b), or if the Company elects to rely on Rule 434 under the Act, immediately following execution and delivery of the applicable Pricing Agreement, the Company will prepare an abbreviated term sheet relating to the Designated Securities in a form approved by the Representatives that complies with the requirements of Rule 434 under the Act and will file such form of Rule 434 Prospectus complying with Rule 434(c)(2) of the Act pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or if applicable, such earlier time as may be required by Rule 424(b); the Company will make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery for such Securities which shall be disapproved by the Representatives for such Securities promptly after reasonable notice thereof; the Company will advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and will furnish the Representatives with copies thereof; the Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period will advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, the Company will promptly use its best efforts to obtain the withdrawal of such order;

          (b) If necessary, promptly from time to time the Company will take such action as the Representatives may reasonably request to qualify such Securities for offering and

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     sale under the securities laws of such jurisdictions as the Representatives may request and will comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) Prior to 10:00 a.m. New York City time on the New York business day next succeeding the date of the applicable Pricing Agreement and from time to time, the Company will furnish the Underwriters with copies of the Prospectus as amended or supplemented in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made or when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, the Company will notify the Representatives and upon their request will file such document and will prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

          (d) The Company will make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

          (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the later of
     (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives and (ii) the Time of Delivery for such Designated Securities, the Company will not offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities, without the prior written consent of Banc of America Securities LLC;

          (f) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under the caption "Use of Proceeds"; and

          (g) The Company will continue to elect to qualify as a "real estate investment trust" under the Code, and will use its best efforts to continue to meet the requirements to qualify as a "real estate investment trust".

     6. The Company and the Operating Entities, jointly and severally, covenant and agree with the several Underwriters that they will pay or cause to be paid the following: (i) the reasonable fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto (including each abbreviated term sheet delivered by the Company pursuant to Rule 434 under the Act) and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Blue Sky and Legal Investment Surveys, closing documents (including any compilation thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses, if any, in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; and (viii) all other costs and reasonable expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company and the Operating Entities in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company and the Operating Entities shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

          (b) Brown & Wood LLP, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to the matters covered in paragraphs (i), (vi), (vii), (viii), (xi) and (xiv) of subsection (c) below as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters. In rendering their opinion, Brown & Wood LLP may rely, as to all matters governed by or arising under the laws of the Commonwealth of Virginia and the States of Maryland and North Carolina, on the opinion of Hunton & Williams delivered pursuant to Section 7(c) below;

          (c) Hunton & Williams, counsel for the Company, shall have furnished to the Representatives their written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect set forth below (such opinion shall be rendered to the Underwriters at the request of the Company and shall so state therein and shall further state that Brown & Wood LLP, in rendering their opinion pursuant to Section 7(b) above, may rely on such opinion of Hunton & Williams as to all matters governed by or arising under the laws of the Commonwealth of Virginia and the States of Maryland and North Carolina) :

                    (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                   (ii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                  (iii) The Company is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, or in which the failure to qualify would have a materially adverse effect upon the business of the Company;

                   (iv) Each subsidiary of the Company has been duly organized and is validly existing as a corporation, limited liability company, limited partnership or real estate investment trust in good standing under the laws of the jurisdiction of its incorporation or organization, with power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus as amended or supplemented, and is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification except where the failure to so be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise; each such subsidiary is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, or in which the failure to qualify would have a materially adverse effect upon the business of such subsidiary; all of the issued and outstanding shares of capital stock of each such corporate subsidiary and all of the issued and outstanding shares of beneficial interest of each such real estate investment trust subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company or by a subsidiary of the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; all of the issued and outstanding partnership interests of each such partnership subsidiary and all of the issued and outstanding limited liability company interests of each such limited liability company subsidiary have been duly authorized and validly issued, are fully paid and (except in the case of general partnership interests) non-assessable and, except as otherwise disclosed in the Prospectus, are owned by the Company and/or one or more subsidiaries of the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and the Company, and/or such subsidiaries of the Company are the only members or general partners of the Company's limited liability company or limited partnership subsidiaries, as applicable, and own the entire membership or general partnership interest in each such subsidiary free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

                    (v) To the best of such counsel's knowledge and other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                   (vi) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company and the Operating Entities;

                  (vii) The Designated Securities have been duly authorized and executed by the Company and, when duly authenticated by the Trustee in accordance with the Indenture and delivered to the Underwriters against payment of the consideration therefor in accordance with the Pricing Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, whether considered at law or in equity, and will be entitled to the benefits of the Indenture ;

                 (viii) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, whether considered at law or in equity; and the Indenture has been duly qualified under the Trust Indenture Act;

                   (ix) The issue and sale of the Designated Securities being delivered on the date of such opinion and the compliance by the Company and the Operating Entities with all of the provisions of the Designated Securities, the Indenture, this Agreement and the Pricing Agreement with respect to the Designated Securities and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company, Residential or Investment or the certificate of limited partnership or limited partnership agreement of the Operating Partnership or the operating agreement of North Carolina or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

                    (x) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities being delivered on the date of such opinion or the consummation by the Company or the Operating Entities of the transactions contemplated by this Agreement, the Pricing Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

                   (xi) The statements set forth in the Prospectus under the captions "Description of Our Debt Securities" and "Description of the Notes" (or under any similar caption), insofar as they constitute a summary of the Indenture, the Designated Securities, or any other documents referred to therein or matters of law are accurate summaries and fairly and correctly present the information called for with respect to such documents and matters;

                  (xii) The Company is not required to be registered under the Investment Company Act;

                 (xiii) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and although they do not assume any responsibility for the accuracy, completeness or fairness of the statements therein, nothing has come to their attention which leads them to believe that any documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                  (xiv) The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company on or prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; if applicable, the Rule 434 Prospectus complies as to form in all material respects with the requirements of Rule 434 under the Act; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (xi) of this Section 7(c), nothing has come to their attention which leads them to believe that, as of its effective date the Registration Statement or any further amendment thereto made by the Company on or prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of the date of the applicable Pricing Agreement, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company on or prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company on or prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

          (d) Hunton & Williams, counsel for the Company, shall have furnished to the Representatives their written opinion (which shall be rendered to the Underwriters at the request of the Company and shall so state therein), dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that the Company has qualified to be taxed as a real estate investment trust pursuant to Sections 856 through 860 of the Code for its most recently ended fiscal year and for the four fiscal years immediately preceding such year, and the Company's organization and contemplated method of operation are such as to enable it to continue to so qualify for its current fiscal year;

          (e) On the date of the Pricing Agreement for such Designated Securities and at the Time of Delivery for such Designated Securities, the Underwriters shall have received, a letter dated the date hereof and the Time of Delivery, respectively, in form and substance satisfactory to the Underwriters, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus as amended or supplemented.

          (f) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities, and (ii) since the respective dates as of which information is given in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities there shall not have been any change in the capital stock, total assets or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

          (g) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and
     (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

          (h) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following:
     (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities, the occurrence of any change in financial markets or, the occurrence of any calamity or crisis or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause
     (iv) in the judgment of Banc of America Securities LLC makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

          (i) The Company and the Operating Entities shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York business day next succeeding the date of the applicable Pricing Agreement; and

          (j) The Company and the Operating Entities shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company, Residential and Investment and of the general partner of the Operating Partnership and of the sole member of North Carolina satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company and the Operating Entities herein at and as of such Time of Delivery, as to the performance by the Company and the Operating Entities of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as the Representatives may reasonably request.

        8.

          (a) The Company and the Operating Entities, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, any preliminary prospectus supplement, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any amendment or supplement to any of the foregoing, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein in connection with the offering of the Designated Securities.

          (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives in connection with the offering of the Designated Securities expressly for use in the Registration Statement, any Preliminary Prospectus, any preliminary prospectus supplement, the Prospectus as amended or supplemented or any other prospectus relating to the Designated Securities or any amendment or supplement to any of the foregoing.

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) of this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless
     (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Banc of America Securities LLC, in the case of parties indemnified pursuant to paragraph (a) above, and by the Company, in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding. The obligations of the Company and the Operating Entities under this paragraph (c) are joint and several.

          (d) To the extent the indemnification provided for in paragraph (a) or
     (b) of this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Entities on the one hand and the Underwriters of the Designated Securities on the other hand from the offering of the Designated Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Operating Entities on the one hand and of the Underwriters of the Designated Securities on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Entities on the one hand and the Underwriters of the Designated Securities on the other hand in connection with the offering of the Designated Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Designated Securities (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters of the Designated Securities, in each case as set forth in the table on the cover of the Prospectus as amended or supplemented with respect to the Designated Securities, bear to the aggregate public offering price of the Designated Securities. The relative fault of the Company and the Operating Entities on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Operating Entities on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amounts of Designated Securities they have purchased hereunder, and not joint. The obligations of the Company and the Operating Entities to contribute pursuant to this Section 8 are joint and several.

          (e) The Company, the Operating Entities and the Underwriters agree that it would not be just or equitable if contribution pursuant to this
     Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) of this Section 8. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          (f) The indemnity and contribution provisions contained in this
     Section 8 and the representations, warranties and other statements of the Company and the Operating Entities contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or the Company, its officers or directors or any person controlling the Company or any Operating Entity, its officers or directors (if any) or any person controlling any of the Operating Entities and (iii) acceptance of and payment for any of the Designated Securities.

     9. For purposes of this Section 9, (i) if the applicable Pricing Agreement provides for the Underwriters to purchase two or more separate series of Designated Securities, then each such series is sometimes referred to as a "Series" of Designated Securities, and (ii) if the applicable Pricing Agreement provides for the Underwriters to purchase only a single series of Designated Securities, then all references to any "Series" of Designated Securities shall be deemed to mean and refer to such single series of Designated Securities.

          (a) If any Underwriter shall default in its obligation to purchase the Designated Securities of any Series (as defined in the Pricing Agreement) which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities of such Series on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities of such Series, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities of such Series on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities of such Series, or the Company notifies the Representatives that it has so arranged for the purchase of such

     Designated Securities of such Series, the Representatives or the Company shall have the right to postpone the Time of Delivery for the Designated Securities of such Series for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to the Designated Securities of such Series.

          (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a Series of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of the Designated Securities of such Series which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities of such Series, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of the Designated Securities of such Series which such Underwriter agreed to purchase under the Pricing Agreement relating to the Designated Securities of such Series and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities of such Series which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such Series of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a Series of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities of such Series which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities of such Series, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of such Series of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to the Designated Securities of such Series shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Operating Entities, except for the expenses to be borne by the Company, the Operating Entities and the Underwriters as provided in
     Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof and the provisions of Section 10 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Company and the Operating Entities shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in

Section 6 and Section 8 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company and the Operating Entities will, jointly and severally, reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company and the Operating Entities shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 6 and 8 hereof.

     11. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company or the Operating Entities shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     12. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Operating Entities and, to the extent provided in Section 8 hereof, the officers and directors of the Company and each person who controls the Company, any of the Operating Entities or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     13. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     14. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     15. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof.

                              Very truly yours,

                              United Dominion Realty Trust, Inc.

                              By: _____________________________________
                                  Name:
                                  Title:

                              United Dominion Realty, L.P.

                              By: United Dominion Realty Trust, Inc.,
                                  its General Partner

                              By: _____________________________________
                                  Name:
                                  Title:

                              UDR Western Residential, Inc.

                              By: _____________________________________
                                  Name:
                                  Title:

                              UDRT of North Carolina, L.L.C.

                              By: United Dominion Realty Trust, Inc.,
                                  its sole member

                              By: _____________________________________
                                  Name:
                                  Title:

                              ASR Investments Corporation

                              By: _____________________________________
                                  Name:
                                  Title:

Accepted as of the date hereof:

Banc of America Securities LLC

Acting severally on behalf of themselves and the several Underwriters

By: Banc of America Securities LLC

By: _____________________________________
    Name:
    Title:

                                                                         Annex I
                               Pricing Agreement

[Names of Representative(s)]
        As Representatives of the several
        Underwriters named in Schedule I hereto, [Name and Address of Representative]

                                                            ______________, ____

Dear Sirs:

     United Dominion Realty Trust, Inc., a Virginia corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated ______________, ____ (the "Underwriting Agreement"), between the Company and the Operating Entities (as defined therein) on the one hand and [names of Representatives named therein] on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representative designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you, is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, on the basis of the representations and warranties set forth herein and in such Underwriting Agreement, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the respective principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

     If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company and the Operating Entities. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement Among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                              Very truly yours,



                              United Dominion Realty Trust, Inc.

                              By: ______________________________
                                  Name:
                                  Title:

                              United Dominion Realty, L.P.

                              By: United Dominion Realty Trust, Inc.,
                                  its General Partner

                              By: ______________________________
                                  Name:
                                  Title:

                              UDR Western Residential, Inc.

                              By: ______________________________
                                  Name:
                                  Title:

                                  UDRT of North Carolina, L.L.C.

                              By: United Dominion Realty Trust, Inc.,
                                  its sole member

                              By: _______________________________________
                                  Name:
                                  Title:

                              ASR Investments Corporation

                              By: _______________________________________
                                  Name:
                                  Title:


Accepted as of the date hereof:


__________________________________
[Name(s) of Co-Representative(s)]

On behalf of the Underwriters

                                  SCHEDULE I

                                                     Principal Amount
                                                       of Designated
                                                         Securities
                    Underwriter                       to be Purchased
                    -----------                      -----------------
                                                      $



                                                     -----------------
           Total                                      $
                                                     -----------------

                                  SCHEDULE II

Title of Designated Securities:

     [           %] [Floating       Rate] [Zero      Coupon]     [Notes]

     [Debentures] due

Aggregate principal amount:

     [$]

Price to Public:

       % of the principal amount of the Designated Securities, plus accrued interest from _________ to _________ [and accrued amortization, if any, from _________ to _________]

Purchase Price by Underwriters:

       % of the principal amount of the Designated Securities, plus accrued interest from _________ to _________ [and accrued amortization, if any, from _________ to _________]

Form of Designated Securities:

Specified funds for payment of purchase price:

     Immediately Available Funds

Indenture:

     Indenture dated _________, 199_, between the Company and _________, as Trustee

Maturity:

Interest Rate:

     [  %] [Zero Coupon] [See Floating Rate Provisions]

Interest Payment Dates:

     [Months and Dates]

Redemption Provisions:

     [No provisions for redemption]

     [The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the
     amount of [$        ] or an integral multiple thereof,
     ___________________________ [on or after _________, at the following redemption prices (expressed in percentages of principal amount to be redeemed). If (redeemed on or before _________, _________%, and if) redeemed during the 12-month period beginning ___________________________,


          Year                                      Redemption Price

     and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.] [on any interest payment date falling on or after _________, _________, at the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]

     [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

     [Restriction on refunding]

Sinking Fund Provisions:

     [No sinking fund provisions]

     [The Designated Securities are entitled to the benefit of a sinking fund to
     retire [$            ] principal amount of Designated Securities on
     _________ in each of the years _________ through _________ at 100% of their principal amount plus accrued interest] [, together with [cumulative] [noncumulative] redemptions at the option of the Company to retire an
     additional [$           ] principal amount of Designated Securities in the
     years through _________ at 100% of their principal amount plus accrued interest].

Securities are extendable Debt Securities, insert--

Extendable provisions:

     Securities are repayble on _________, [insert date and years], at the option of the holder, at their principal amount with accrued interest. Initial annual interest rate will _________%, and thereafter annual interest rate will be adjusted on _________, and

     _________ to a rate not less than _________% of the effective annual interest rate on U.S. Treasury obligations with _________-year maturities as of the (insert date 15 days prior to maturity date] prior to such [insert maturity date].]

Securities are Floating Rate debt Securities, insert--

Floating rate provisions:

     Initial annual interest rate will be _________% through [and thereafter will be adjusted [monthly] [on each _________, _________, _________ and] [
     to an annual rate of _________% above the average rate for _____ year [month] [securities] [certificates of deposit] issued by _________ and [insert names of banks].] [and the annual interest rate [thereafter] [from _________ through _______] will be the interest yield equivalent of the weekly average per annum market discount rate for _________-month Treasury bills plus ___% of Interest Differential (the excess, if any, of (i) then current weekly average per annum secondary market yield for _________ - month certificates of deposit over (ii) then current interest yield equivalent of the weekly average per annum market discount rate for _________ -month Treasury bills); [from and thereafter the rate will be the then current interest yield equivalent plus _________% of Interest Differential].]

Defeasance provisions:

Time of Delivery:

Closing Location for Delivery of Securities:

Names and addresses of Representatives:

     Designated Representatives:

     Address for Notices, etc.:

[Other Terms]*:

     * A description of particular tax accounting or other unusual features (such as the addition of event risk provisions) of the Securities should be set forth, or referenced to an attached and accompanying description, if necessary to ensure agreement as to the terms of the Securities to be purchased and sold.

       Such a description might appropriately be in the form in which such features shall be described in the Prospectus Supplement for the offering

                                                                    Exhibit 1(a)


                               Pricing Agreement
                               -----------------

Banc of America Securities LLC
First Union Securities, Inc.
Chase Securities Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated
c/o Banc of America Securities LLC
  100 North Tryon Street
  Charlotte, North Carolina  28255

                                                               February 29, 2000

Ladies and Gentlemen:

     United Dominion Realty Trust, Inc., a Virginia corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated February 29, 2000 (the "Underwriting Agreement"), between the Company and the Operating Entities (as defined therein) on the one hand and Banc of America Securities LLC, First Union Securities, Inc., Chase Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representative designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you, is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, on the basis of the representations and warranties set forth herein and in such Underwriting Agreement, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the respective principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

     If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company and the Operating Entities. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.


                                     Very truly yours,


                                     United Dominion Realty Trust, Inc.

                                     By:________________________________
                                        Name:
                                        Title:

                                     United Dominion Realty, L.P.


                                     By: United Dominion Realty Trust, Inc., its
                                         General Partner


                                     By:________________________________
                                        Name:
                                        Title:

                                   UDR Western Residential, Inc.

                                   By:________________________________
                                      Name:
                                      Title:

                                   UDRT of North Carolina, L.L.C.

                                   By: United Dominion Realty Trust, Inc., its
                                       sole member

                                   By:________________________________
                                      Name:
                                      Title:

                                   ASR Investments Corporation

                                   By:________________________________
                                      Name:
                                      Title:




Accepted as of the date hereof:



Banc of America Securities LLC
First Union Securities, Inc.
Chase Securities Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated

Acting severally on behalf of themselves and the several Underwriters

By: Banc of America Securities LLC

By:_______________________________
   Name:
   Title:

SCHEDULE I
                                                          Principal Amount of
                                                               Designated
                                                              Securities
            Underwriter                                     to be Purchased
            -----------                                   -------------------

Banc of America Securities LLC                               $ 70,000,000
First Union Securities, Inc.                                   20,000,000
Chase Securities Inc.                                           3,334,000
Donaldson, Lufkin & Jenrette Securities Corporation             3,333,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated              3,333,000
                                                             ------------
           Total                                             $100,000,000
                                                             ============

SCHEDULE II

Title of Designated Securities:

     8.625% Notes Due 2003 (the "Notes")


Aggregate Principal Amount of Designated Securities:

     $100,000,000


Initial Public Offering Price:

     99.876% of the principal amount of the Notes, plus accrued interest, if any, from March 3, 2000.


Purchase Price by Underwriters:

     99.526% of the principal amount of the Notes, plus accrued interest, if any, from March 3, 2000 (no accrued interest will be payable by the Underwriters in the case of Notes purchased by the Underwriters on March 3,
     2000).


Form of Designated Securities:

     Book-entry form represented by one or more global securities deposited with The Depository Trust Company and registered in the name of its nominee.

Specified funds for payment of purchase price:

     Immediately available funds.

Indenture:

     Indenture dated November 1, 1995, between the Company and First Union National Bank (formerly known as First Union National Bank of Virginia), as Trustee

Maturity:

     March 15, 2003


Interest Rate:

     8.625% per annum

Interest Payment Dates:

     March 15 and September 15, commencing September 15, 2000.

Regular Record Dates:

     March 1 and September 1

Redemption Provisions:

     Not redeemable prior to maturity.

Sinking Fund Provisions:

     No sinking fund provisions.

Defeasance provisions:

     The provisions of Article 14 of the Indenture relating to defeasance and covenant defeasance will apply to the Notes.

Time of Delivery:

     10 a.m., New York time, on March 3, 2000.

Closing Location for Delivery of Designated Securities:

     Offices of Brown & Wood llp, One World Trade Center, New York, New York 10048-0557.

Names and addresses of Representatives:

     Designated Representative:

     Banc of America Securities LLC

     Address for Notices, etc.:

     Banc of America Securities LLC

     100 North Tryon Street
     Charlotte, North Carolina  28255
     Attn: Ms. Lynn T. McConnell